Exhibit 10.3

Order Sheet

BC Card Co., Ltd.

TEL. 032-509-7708 FAX. 032-505-2166 August 21, 2008

Orderer Taxpayer Identification Number

Supplier e-Smart Korea, Inc

Name of Company BC CARD Co., Ltd. (lncheon Branch)

Name of Representative Dong Eun Shin

Address 642-9 Yeoksam-Dong, Gangnam-Gu, Seoul

Type of Business Service Items of Business Credit Card

TEL. 02-2185-5887

FAX. 02-2185-5889

Price : ONE HUNDRED THOUSAND WON (KRW 200,000) / VAT not included

NO Name of Product

Specification

Unit

Quantity

Unit Price

Price

1

I AM Card EA 5 20,000 100,000

Total 100,000

Reference : 1. Date of Delivery : Negotiable

2. Terms of Payment : Cash

E-SMART KOREA INC.

e-Smart Korea

642-9, Songchon B/D 9F, Yeoksam-dong

TEL. +822.2185.5886~8 FAX. 822.21885.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD EA 5

Reader EA 5

The above products have been duly received.

September 3, 2008

Name of Company : BC CARD Co., Ltd, (Incheon Branch)

Name : Chul-Ki Lim

http://www.esmartkorea.com